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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 12, 2000



                               NETIQ CORPORATION
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            (Exact name of registrant as specified in its charter)


            Delaware                           000-26757                            77-0405505
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(State or other jurisdiction of        (Commission File Number)         (IRS Employer Identification No.)
 incorporation or organization)
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             5410 Betsy Ross Drive, Santa Clara, California 95054
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  (Address of principal executive offices of Registrant, including zip code)


                                (408) 330-7000
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             (Registrant's telephone number, including area code)
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     NetIQ Corporation ("NetIQ") hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 26, 2000.

Item 7.   Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

     (i)    The audited consolidated balance sheets of Mission Critical
            Software, Inc. ("Mission Critical") as of June 30, 1998 and 1999, the audited statements of operations, stockholders' deficit and cash flows of Mission Critical for the period from July 19, 1996 (date of inception) to June 30, 1997 and for the years ended June 30, 1998 and 1999, the notes related thereto, and the Independent Auditors'
            Report thereon are set forth at pages F-23 through F-41 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No. 333-33178). Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.

     (ii) The audited balance sheets of Mission Critical as of June 30, 1999 and the unaudited condensed balance sheet of Mission Critical as of December 31, 1999, the unaudited statements of operations, stockholders' equity (deficit) and cash flows of Mission Critical for the three and six months ended December 31, 1998 and 1999 and the notes related thereto are set forth at pages F-42 through F-48 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No. 333-33178). Such financial statements and notes set forth at such pages are incorporated herein by reference.

     (iii) The audited balance sheets of Ganymede Software, Inc. ("Ganymede") as of March 31, 1998 and 1999, the audited statements of operations, stockholders' equity, and cash flows for the years ended March 31, 1998 and 1999, the notes related thereto and the Independent
            Auditors' Report thereon, and the unaudited balance sheets of Ganymede as of December 31, 1999, the unaudited statements of operations, stockholders' equity, and cash flows for the nine months ended December 31, 1998 and 1999 and the notes related thereto are set forth at pages F-49 through F-63 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File 333-33178). Such financial statements and notes set forth at such pages are incorporated herein by reference.

(b)  Pro Forma Financial Information.

     (i) An unaudited pro forma condensed combined balance sheet as of December 31, 1999 and the notes related thereto are set forth at pages 60 through 65 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No.
            333-33178). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

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     (ii)   Unaudited pro forma condensed combined statements of operations for the year ended June 30, 1999 and the six months ended December 31,
            1999 and the notes related thereto are set forth at pages 60 through
            65 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No. 333-33178). Such statements of operations and notes set forth at such pages are incorporated herein by reference.

     (a)       Exhibits

     99.2 Pages F-23 through F-63 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No. 333-33178), which the Securities and Exchange Commission declared effective on April 5, 2000.

     99.3 Pages 60 through 65 of the joint proxy statement/prospectus contained in NetIQ's registration statement on Form S-4 (File No. 333-33178), which the Securities and Exchange Commission declared effective on April 5, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 19, 2000

                                             NETIQ CORPORATION
                                             (Registrant)


                                              /s/ James A. Barth
                                             ---------------------------------
                                             James A. Barth
                                             Chief Financial Officer

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